SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2007

IBERIABANK CORPORATION

(Exact name of Registrant as Specified in Charter)

Louisiana	0-25756	72-1280718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Congress Street, Lafayette, Louisiana 70501

(Address of Principal Executive Offices)

(337) 521-4003

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The sole purpose of this report is to provide the means for incorporation by reference of the contents of Item 9.01(b) (“Pro Forma Financial Information”) and Exhibit 99.1 hereto into the Registration Statement on Form S-3 (File No. 333-139984) relating to the sale of up to 576,923 shares of common stock by certain stockholders from time to time in the public market. Exhibit 99.1 hereto contains Unaudited Condensed Combined Financial Statements as of and for the year ended December 31, 2006, of the Registrant, Pulaski Investment Corporation (“PIC”) which the Registrant acquired on January 31, 2007, and Pocahontas Bancorp, Inc. (“PFSL”) which the Registrant acquired on February 1, 2007.

Item 9.01	Financial Statements and Exhibits

(b)	Pro Forma Financial Information

Unaudited Pro Forma Condensed Combined Financial Statements as of and for the year ended December 31, 2006, of the Registrant, PIC and PFSL are attached as Exhibit 99.1 hereto and incorporated into this Item 9.01(b) by reference.

(c)	Exhibits

Exhibit 99.1	Unaudited Pro Forma Condensed Combined Financial Statements as of and for the year ended December 31, 2006, of the Registrant, PIC and PFSL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IBERIABANK CORPORATION

DATE: March 19, 2007	By:	/s/ Daryl G. Byrd
Daryl G. Byrd
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number
99.1	Unaudited Pro Forma Condensed Combined Financial Statements as of and for the year ended December 31, 2006, of the Registrant, Pulaski Investment Corporation and Pocahontas Bancorp, Inc.